EXHIBIT 99.1


Southwest Community Bancorp



March 10, 2006


Dear Shareholder:

I am happy to report that Southwest Community Bancorp (Nasdaq: SWCB) has entered into an agreement to merge with and into Placer Sierra Bancshares (Nasdaq: PLSB) in an all-stock transaction for $175 million in aggregate consideration, or approximate per share consideration of $38.97, consisting of Placer Sierra Bancshares common stock for all the outstanding common stock and options of Southwest Community Bancorp. Following regulatory and shareholder approvals from each company, the transaction is expected to close by June 30, 2006.

Warrants in Southwest Community Bancorp will be automatically converted into warrants in Placer Sierra Bancshares and holders will continue to have until April 30, 2007 to exercise their rights.

The attached press release provides additional information on the specifics of the transaction. More detailed information will be provided to you in the coming months.

The Board of Directors believes that the proposed transaction is in the best interests of the shareholders, customers and employees of the Company and represents a great opportunity for all interested parties.

Please feel free to contact me directly with any questions you may have. I look forward to seeing you at the Shareholders' Meeting currently scheduled for May.



Sincerely,

/s/ Frank J. Mercardante
------------------------

Frank J. Mercardante
Chief Executive Officer


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                           PLACER SIERRA BANCSHARES /
                           SOUTHWEST COMMUNITY BANCORP
                               JOINT PRESS RELEASE



For more information contact:

Placer Sierra Bancshares:                      Southwest Community Bancorp:
Ronald W. Bachli, Chairman & CEO               Frank J. Mercardante, Chief
David E. Hooston, Chief Financial Officer       Executive Officer
(916) 554-4750                                 James L. Lemery, Chief Financial
                                                Officer
                                               (760) 918-2616

At Financial Relations Board:
Tony Rossi
(310) 854-8317


               SOUTHWEST COMMUNITY BANCORP TO MERGE WITH AND INTO
                            PLACER SIERRA BANCSHARES

Sacramento, California - February 16, 2006 - Placer Sierra Bancshares (Nasdaq:PLSB) and Southwest Community Bancorp (Nasdaq:SWCB), jointly announced today that they have signed a definitive agreement under which Southwest Community Bancorp shall merge with and into Placer Sierra Bancshares in an all-stock transaction for $175 million in aggregate consideration, or approximate per share consideration of $38.97, consisting of Placer Sierra Bancshares common stock for all the outstanding common stock, options and warrants of Southwest Community Bancorp. Following regulatory and shareholder approvals from each company, the transaction is expected to close by June 30, 2006.

The combined company will have $2.7 billion in assets and 49 branches stretching from the Sacramento area to San Diego. The acquired branches will continue to operate under the Southwest Community Bank brand name.

Pursuant to the terms of the definitive agreement, Southwest shareholders and option holders who exercise their rights to purchase Southwest common stock prior to the effective date of the transaction will receive Placer Sierra common stock for each share of Southwest in a tax-free transaction and Southwest

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warrant holders will receive the right to receive shares of Placer common stock.
On the basis of a floating exchange ratio determined by the daily volume-weighted average of Placer Sierra's stock between a price of $23.40 and $28.60, at the mid-point of $26.00 the exchange ratio would be 1.4988 shares of Placer Sierra common stock for each Southwest share. The average daily volume-weighted stock price of Placer Sierra's common stock is determined over a 20 trading day measurement period ending the fifth trading day prior to the closing date of the transaction. Outstanding warrants to purchase Southwest common stock will be converted into warrants to purchase Placer Sierra
Bancshares common stock.

Ron Bachli, Chairman and Chief Executive Officer of Placer Sierra Bancshares, commented on the transaction, "Southwest Community Bancorp has built an attractive, high-growth franchise in Southern California that will serve as an excellent complement to our existing brands. The acquisition of Southwest Community Bancorp accomplishes a number of strategic objectives for the Company. First, it significantly advances our goal of becoming a statewide community bank franchise by expanding our presence in Southern California into the Inland Empire and extending our footprint to include San Diego County for the first time. Second, it provides a highly attractive low-cost deposit base, as approximately 70% of its deposits are non-interest bearing. Third, its loan to deposit ratio of 53% provides significant liquidity to fund lending opportunities in our other markets. We believe this acquisition can meet our established hurdles rates for return on equity and will significantly enhance our ability to generate profitable growth in future years."

Following the closing of the transaction, Frank J. Mercardante, a director and Chief Executive Officer of Southwest Community Bancorp and Southwest Community Bank, and Allan Arendsee, a Southwest Community Bancorp and Southwest Community Bank director, will join the Board of Directors of Placer Sierra Bancshares. Stuart McFarland, President of Southwest Community Bank, will remain in place as Market President for Southwest Community Bank's markets. These appointments are designed to ensure a smooth integration and continuity for both Southwest's customers and employees.

"We are very pleased to join forces with Placer Sierra Bancshares," said Frank Mercardante. "We believe our deposit franchise and Placer Sierra's asset gathering abilities creates a powerful combination that can generate strong earnings growth in the years ahead. Our board of directors believes that this transaction is in the best interest of our shareholders, and we are confident that our employees and customers will benefit from an expanded line of competitive products and services."

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Other key expected benefits of this transaction include:

     o Based on cost savings alone, the acquisition is expected to be accretive within the first year of combined operations.

     o The addition of a rapidly growing customer base. Over the past five years, Southwest Community Bancorp has generated compound annual growth rates of 37% in loans and 50% in deposits.

     o Cost savings opportunities that the Company believes can reduce Southwest Community Bancorp's non-interest expense by 42%.

     o Continued exceptional asset quality, as Southwest Community Bancorp's non-performing loans represented just 0.16% of total assets at December 31, 2005.

Southwest engaged RBC Capital Markets as its financial advisor and Horgan, Rosen, Beckham & Coren, LLP as its legal counsel.

First Quarter 2006 Dividend

Placer Sierra Bancshares also announced today that the board of directors declared a common stock cash dividend of $0.12 per share for the first quarter of 2006. The dividend will be payable on or about March 16, 2006 to its shareholders of record on March 2, 2006.

Conference Call and Webcast

Placer Sierra Bancshares will hold a conference call today at 11:00 a.m. Eastern Time / 8:00 a.m. Pacific Time to discuss this acquisition. The dial-in number for the conference call is 866-250-4375.

A slide presentation will accompany the conference call, and members of the public are invited to access the conference call and slide presentation via webcast at the Investor Relations page of the Company's Web site, www.placersierrabancshares.com.

ABOUT SOUTHWEST COMMUNITY BANCORP

Southwest Community Bancorp operates Southwest Community Bank, a Southern California-based community bank with nine full-service offices in Carlsbad, Encinitas, San Diego, Escondido, El Cajon, Murrieta, Anaheim, Rancho Cucamonga and San Bernardino. The bank also has loan production offices in Illinois, Utah

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and Virginia. At December 31, 2005, Southwest Community Bancorp had $657 million in total assets, $315 million in total loans and $594 million in total deposits.

Southwest Community Bancorp has established a strong presence in the remittance or lock box processing arena, which has allowed the company to generate a high level of non-interest bearing deposits. The bank is also a Preferred SBA Lender and was San Diego County's largest local SBA lender for the SBA's fiscal years 2001 through 2005.

Southwest Community Bancorp is publicly traded on NASDAQ under the stock symbol SWCB. For more information about Southwest Community Bancorp, please visit www.swcbank.com.


ABOUT PLACER SIERRA BANCSHARES

Placer Sierra Bancshares is a Northern California-based bank holding company for Placer Sierra Bank with 40 branches operating throughout California as of December 31, 2005. The bank has 31 branches in an eight-county area of Northern California, including Placer, Sacramento, El Dorado, Sierra, Nevada, Amador, San Joaquin and Calaveras counties and nine branches in Southern California's Orange and Los Angeles counties. Placer Sierra Bank and its divisions, Sacramento Commercial Bank, Bank of Orange County and Bank of Lodi, offer customers the resources of a large financial institution and the resourcefulness and superior customer service of a community bank.

Placer Sierra Bank offers a broad array of deposit products and services for both commercial and retail customers. These products include electronic banking, cash management services, electronic bill payment and investment services with an emphasis on relationship banking. Placer Sierra Bank also provides competitive loan products such as commercial loans and lines of credit, commercial real estate loans, Small Business Administration loans, residential mortgage loans, home equity lines of credit and construction loans. For more information, please visit www.placersierrabank.com.

Placer Sierra Bancshares is publicly traded on NASDAQ under the stock symbol PLSB. For more information about Placer Sierra Bancshares, please visit www.placersierrabancshares.com.


FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended that involve inherent risks and uncertainties, including, but not limited to, statements relating to the effect of the proposed merger between Placer Sierra Bancshares ("Placer" or the "Company") and Southwest Community Bancorp ("Southwest"). All statements other than statements of historical fact are forward looking statements. The Company

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and Southwest caution readers that a number of important factors could cause actual results to differ materially from those in such forward-looking statements. Risks and uncertainties include, but are not limited to: the possibility that personnel changes will not proceed as planned; growth may be inhibited if Placer or Southwest cannot attract deposits; revenues are lower than expected; competitive pressure among depository institutions increases significantly; the cost of additional capital is more than expected; changes in the interest rate environment reduces interest margins; general economic conditions, either nationally or in the market areas in which Placer or Southwest does business, are less favorable than expected; changes that may occur in the securities markets; Placer or Southwest may suffer an interruption of services from third-party service providers that could adversely affect Placer or Southwest's business; Placer or Southwest may not be able to maintain an effective system of internal and disclosure controls; governmental approvals of the merger may not be obtained or adverse regulatory conditions may be imposed in connection with governmental approvals of the merger; the shareholders of Placer and Southwest may fail to provide the required approvals to consummate the merger; estimated cost savings from the merger cannot be fully realized within the expected time frame; revenues following the mergers are lower than expected; potential or actual litigation relating to Placer, Southwest or the merger occurs; costs or difficulties related to the integration of the businesses of Placer and Southwest are more than expected; legislation or changes in regulatory requirements adversely affect the businesses in which Placer would be engaged; or factors occur which result in a condition to the transaction not being met. Additional factors that could cause Placer's or Southwest's financial results to differ materially from those described in the forward looking statements can be found in Placer and Southwest's Annual Reports on Form 10-K for the fiscal year ended December 31, 2004 (under the headings "Factors that May Affect Future Results and Operations" "Material Risks Affecting the Company and Our Common Stock" for Placer and Southwest respectively), Quarterly Reports on Form 10-Q and Current Reports on Form 8-K as filed with the SEC. Placer and Southwest undertake no obligation, and specifically disclaim any obligation, to revise or publicly release any revision or update to these forward-looking statements to reflect events or circumstances that occur after the date on which such statements were made. If any of these uncertainties materializes or any of these assumptions proves incorrect, the Company's and Southwest's results could differ materially from the Company's or Southwest's expectations as set forth in these statements.

Additional Information

This press release may be deemed to be solicitation material with respect to the proposed acquisition of Southwest and the issuance of shares of common stock by Placer pursuant to the merger. In connection with the proposed transaction, Placer will file a registration statement on Form S-4 with the SEC. The registration statement will contain a joint proxy statement/prospectus to be distributed to the respective shareholders of Placer and Southwest in connection with their vote on the merger. SHAREHOLDERS OF PLACER AND OF SOUTHWEST ARE URGED TO READ THE REGISTRATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE JOINT PROXY STATEMENT/PROSPECTUS THAT WILL BE PART OF THE REGISTRATION STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. The final joint proxy statement/prospectus will be mailed to shareholders of Placer and shareholders of Southwest. Investors and security holders will be able to obtain the documents free of charge at the SEC's
Web site, www.sec.gov. In addition, investors may obtain free copies of the documents filed with the SEC (including the documents incorporated therein by reference) by Placer by contacting Placer's Corporate Secretary at (916) 554-4750 or by visiting Placer's Web site at http://www.plsb.com or from Southwest by contacting Paul M. Weil, Vice Chairman, Corporate Secretary and General Counsel, telephone: (760) 438-1214 or by visiting Southwest's Web site at http://www.swcbank.com.

Placer, Southwest and their respective directors and executive officers may be deemed to participate in the solicitation of proxies in respect of the proposed transactions. Information regarding Placer's directors and executive officers is available in Placer's proxy statement for its 2005 annual meeting of shareholders, which was filed with the SEC on April 25, 2005, and information regarding Southwest's directors and executive officers is available in Southwest's proxy statement for its 2005 annual meeting of shareholders, which was filed with the SEC on March 22, 2005. Additional information regarding the interests of such potential participants (including the addition of two of Southwest Board of Directors' members, identified above, to the Board of Directors of Placer following the merger) will be included in the joint proxy statement/prospectus and the other relevant documents filed with the SEC when they become available.

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